Trade Payables and Other Current Liabilities	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Trade Payables and Other Current Liabilities
2.5.15	Trade payables and other current liabilities

	As at June 30,	As at December 31,
(€’000)	2023	2022

Total Trade payables	3 411	4 752
Social security	128	94
Payroll accruals	613	1 294
Onerous contracts – current liabilities	314	2 113
Other current grant liabilities	323	889
Others	355	710
Total Other current liabilities	1 733	5 100

Total Trade payables and other current liabilities	5 144	9 852

Trade payables
The
decrease of the trade payables is mainly attributable to the timing of the expenses and the related payments combined with a decrease of activities after the sale of CTMU activities and the strategic shift from an organization focused on clinical development to one prioritizing R&D discovery and the monetization of its IP portfolio through partnerships, collaborations and license agreements through the second semester of 2022. The Group recognized estimated accruals for invoices to receive based on estimated amounts of rendered services or delivered goods before June 30, 2023, but not yet invoiced as per June 30, 2023, for an amount of approximately
€1.7 million.
Other current liabilities
As of June 30, 2023, the decrease on social security and payroll accruals of €0.6 million compared to December 31, 2022 is mainly related to the headcount reduction which occurred through the year 2022.
As of December 31, 2022, the Group recorded a provision for onerous contracts after the Group’s decision to discontinue the development of its remaining clinical programs (see note 2.5.14). As of June 30, 2023, the remaining current portion of the provision for onerous contracts amounts to €0.3 million.
The other current liabilities attached to grants is mainly explained by the excess of cash proceeds compared to the eligible expenses. The decrease compared to year-end
2022 is mainly related to the convention 8436 due to eligible expenses subsidized by the convention recognized in 2023.
Other current liabilities decreased by €0.4 million, which is mainly explained by reversal of withholding tax accruals combined with revenue recognition on deferred revenue as part of contract with customer to sell
C-Cathez
medical devices.